Drilling units, machinery and equipment, net (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2016 USD ($)	Dec. 31, 2015 USD ($)	Dec. 31, 2014 USD ($)	Apr. 28, 2016 USD ($)
Impairment loss	$ 3,776,338	$ 414,986	$ 0
Debt Instrument, Collateral	As of December 31, 2016, all of the Company's operating drilling units, apart from the Ocean Rig Paros have been pledged as collateral to secure the Company's 6.50% senior secured notes due 2017, the $462,000 Senior Secured Credit Facility and the Term Loan B facilities discussed in Note 9.
Drilling Units
Number of vessels	8	2
Impairment loss	$ 3,658,815	$ 414,986
Ocean Rig Paros
Price per drilling unit				$ 65,000
6.5% Senior Secured Notes
Senior notes interest rate	6.50%